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                                  EXHIBIT 99.2


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report on Form 10-QSB for the period ending March 31, 2003 as filed with the Securities and Exchange Commission by Continental Southern Resources, Inc. (the "Company") on the date hereof (the "Report"), I, Stephen P. Harrington, Treasurer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


                                                      /s/ Stephen P. Harrington
                                                      ___________________
                                                      Stephen P. Harrington
                                                      Treasurer
May 15, 2003


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